ANALYTICAL SURVEYS, INC.
             AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN


                                   SECTION 1
                                 INTRODUCTION

         1.1 Establishment. Analytical Surveys, Inc. a Colorado corporation, hereby establishes the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan (the "Plan") for certain key employees of Analytical Surveys, Inc. and its Affiliated Corporations (collectively, the "Company").

         1.2 Purposes. The purposes of the Plan are to provide certain key management employees with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key management employees is more closely aligned with the income of the Company's stockholders.


                                   SECTION 2
                                  DEFINITIONS

         2.1 Definitions. The following terms shall have the meanings set forth below:

               (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with the Issuer through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

               (b) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Issuer) shall approve (i) any consolidation or merger of the Issuer, or binding share exchange, pursuant to which shares of Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the holders of the Stock immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Issuer is a party as a result of which the persons who are holders of the Stock immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Issuer ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Issuer, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Issuer, but not a pledge of assets in the context of a bona fide loan.

               (c)   "Board" means the Board of Directors of the Issuer.

               (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

               (e) "Disabled" or "Disability" means a disability for which the Option Holder is entitled to disability payments under the Option Holder's Employment Agreement. For purposes of this Plan, such Disability will be deemed to have commenced on the first date on which the Option Holder is absent from work with the Company due to such Disability.

               (f) "Effective Date" means the effective date of the Plan, which will July 2, 1997.

               (g) "Eligible Employees" means Scott Benger, David Coates, Sidney Corder, John J. Dillon III, William M. Howell, Steve Jenkins, Mark Klimiuk, David Lewis, Jeffrey A. Meyerrose, Robert J. Montgomery, William Nantell and Randal J. Sage. No other employee of the Company will be considered an Eligible Employee for purposes of this Plan.

               (h) "Employment Agreement" means the employment contract or employment agreement between the Eligible Employee and the Company, as it may be amended and in effect at the time such contract or agreement is subject to reference under this Plan. If no such contract or agreement is in effect at the time of reference under this Plan, "Employment Agreement" will mean the Employment Agreement most recently in effect prior to the time of reference under this Plan.

               (i) "Fair Market Value" means the officially quoted closing price of the Stock on the NASDAQ National Market System on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the NASDAQ National Market System, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Incentive Plan Committee after such consultation with outside legal, accounting and other experts as the Incentive Plan Committee may deem advisable.

               (j) "Incentive Plan Committee" means a committee consisting of all of the members of the Board.

               (k)   "Issuer" means Analytical Surveys, Inc.

               (l) "Option" means a right to purchase Stock at a stated price for a specified period of time. All Options granted under this Plan well be non-statutory stock options which are not intended to qualify as incentive stock options under Code Section 422.

               (m) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with section 6.2(b).

               (n) "Option Holder" means each Eligible Employee who is granted Options under the Plan.

               (o) "Plan Year" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan the Plan Year shall begin on the Effective Date and extend to the first December 31 following the Effective Date.

               (p)   "Share" or "Shares" means a share or shares of Stock.

               (q)   "Stock" means the common stock of the Issuer.

         2.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.


                                   SECTION 3
                              PLAN ADMINISTRATION

         The Plan shall be administered by the Incentive Plan Committee. In accordance with the provisions of the Plan, the Incentive Plan Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determinations, interpretations, and other actions of the Incentive Plan Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                   SECTION 4
                   ADJUSTMENTS TO STOCK SUBJECT TO THE PLAN

         4.1 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

         4.2 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

         4.3 Determination by Incentive Plan Committee, Etc. Adjustments under this Section 4 shall be made by the Incentive Plan Committee, whose determinations with regard thereto shall be final and binding upon all parties.


                                   SECTION 5
                                 STOCK OPTIONS

         5.1 Grant of Options. Subject to Section 5.2(g), the Eligible Employees hereby are granted Options as follows:


               Jeff Armstrong                              10,000 Shares
               Scott Benger                                20,000 Shares
               David Coates                                10,000 Shares
               Sidney Corder                               20,000 Shares
               John J. Dillon III                          21,750 Shares
               William M. Howell                           40,730 Shares
               Steve Jenkins                               10,000 Shares
               Mark Klimiuk                                10,000 Shares
               David Lewis                                 10,000 Shares
               Jeffrey A. Meyerrose                        35,480 Shares
               Robert J. Montgomery                        57,730 Shares
               William Nantell                             10,000 Shares
               Randal J. Sage                              89,310 Shares

         5.2 Provisions Applicable to Options. Each Option granted under the Plan shall be subject to all of the terms and conditions of this Plan, including the following:

               (a) Price. The price at which each Share covered by an Option may be purchased shall be $13.75 per Share.

               (b) Date of Grant. Each Option shall be considered as having been granted on July 2, 1997 (the "Grant Date").

               (c) Duration of Options. Each Option must be exercised within ten (10) years from the Grant Date (the "Option Period").

               (d) Vesting of Options. Subject to the exercise and termination provisions set forth in Section 5.2(e) and Section 5.2(g) below, the Options will vest in accordance with the following schedule:

                        Vesting Date                    Percentage of Original Options Vested
                        ------------                    -------------------------------------
               Six months from Grant Date                               25%
               One year from Grant Date                                 50%
               Two years from Grant Date                                75%
               Three years from Grant Date                              100%

               (e) Exercise and Termination of Options. Notwithstanding any other provision of this Plan, and subject to Section 5.2(g), an Option will be subject to the exercise and termination provisions set forth below:

                     (i) Option Holder's Voluntary Termination of Employment. If the employment of the Option Holder is terminated voluntarily by the Option Holder within the Option Period for any reason (other than for cause, as determined under the Option Holder's Employment Agreement), all Options held by the Option Holder, whether or not vested, thereafter shall be terminated and shall be void for all purposes.

                     (ii) Option Holder's Termination of Own Employment For Cause. If the employment of the Option Holder is terminated by the Option Holder within the Option Period for cause, as determined under the Option Holder's Employment Agreement, all Options held by the Option Holder shall become immediately 100% vested as of such termination of employment, and the Options shall be exercisable for a period of ninety (90) days after such termination of employment. Upon the expiration of the 90-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes.

                     (iii) Option Holder's Death. If the Option Holder dies while employed by the Company (or if the Option Holder dies after termination of employment but during any exercise period set forth in paragraphs (ii), (iv),
(v), (vi), or (vii)), and such death occurs within the Option Period, all unvested Options held by the Option Holder at his death thereafter shall be terminated and shall be void for all purposes. All Options vested as of the Option Holder's death may be exercised by the person so entitled to exercise such Option for a period of 180 days after such death. Upon the expiration of the 180-day exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (iv) Option Holder's Disability. If the Option Holder becomes Disabled while employed by the Company and within the Option Period, all unvested Options held by the Option Holder at his Disability will continue to vest in accordance with paragraph (i) for a period of 36 months from the date of such Disability; provided that the Option Holder survives for the 36- month Disability vesting period. All Options vested as of the Option Holder's Disability, and all Options which become vested during the 36-month period following such Disability, may be exercised by the Option Holder during the 36-month period following the Disability. Upon the expiration of the 36-month exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (v) Option Holder's Retirement After Age 65. If the Option Holder retires after attaining age 65 while employed by the Company and within the Option Period, all unvested Options held by the Option Holder at his retirement will continue to vest in accordance with Section 5.2(d) for a period of 36 months from the date of such retirement; provided that the Option Holder survives for the 36-month retirement vesting period. All Options vested as of the Option Holder's retirement, and all Options which become vested during the 36-month period following such retirement, may be exercised by the Option Holder during the 36-month period following the retirement. Upon the expiration of the 36-month exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (vi) Termination of Option Holder's Employment by Company Without Cause. If the Company terminates the employment of the Option Holder within the Option Period for any reason other than for cause (as determined under the Option Holder's Employment Agreement), all unvested Options held by the Option Holder at the date of such termination of employment shall become immediately 100% vested as of such termination of employment, and the Options shall be exercisable for a period of ninety (90) days after such termination of employment. Upon the expiration of the 90-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes.

                     (vii) Termination of Option Holder's Employment by Company For Cause. If the Company terminates the employment of the Option Holder within the Option Period for cause, as determined under the Option Holder's Employment Agreement, all unvested Options thereafter shall be terminated and shall be void for all purposes. All Options vested as of the Option Holder's termination of employment may be exercised by the Option Holder for a period of 15 days after such termination of employment. Upon the expiration of the 15-day exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (viii) Vesting and Exercise Upon Occurrence of Approved Transaction. In the event of an Approved Transaction, then all outstanding Options shall become 100% vested at the date determined by the Incentive Plan Committee, which date shall be at least thirty (30) days prior to the occurrence of the Approved Transaction. Such vested Options shall be exercisable for a period of thirty (30) days after such vesting date. Upon the expiration of the 30-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes. Notwithstanding the above, if any agreement or plan relating to the Approved Transaction provides for the assumption, exchange, or conversion of the Options for options for securities in the surviving corporation, all Options outstanding under this Plan shall be subject to such assumption, exchange, or conversion, and no accelerated vesting or exercisability shall apply to such Options.

               (f)   Manner of Exercise of Option.

                     (i) An Option may be exercised by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

                     (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

                           (A)   in cash;

                           (B)   by cashier's check payable to the order of the
Company;

                           (C)   by delivery to the Company of certificates
representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the certificates for the Stock used as payment of the Option Price; or

                           (D)   by delivery to the Company of a properly
executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

               (g) The options granted to Scott Benger and Sidney Corder pursuant to Section 5.1 are contingent upon and subject to approval by the shareholders of the Company and may not be exercised unless and until such shareholder approval is obtained. If such shareholder approval is not obtained by July 2, 1998, all such options automatically shall be terminated and shall be void for all purposes.

         5.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                   SECTION 6
                              GENERAL PROVISIONS

         6.1 Employment. Nothing contained in the Plan or in any Option shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Employee from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time.

         6.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5 be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Incentive Plan Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.

         6.3 Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan

Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         6.4 Other Employee Benefits. The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

         6.5 Nonexclusivity of Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         6.6 Plan Amendment, Modification, and Termination. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Option Holder holding such Options.

         6.7 Duration of Plan. The Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

         6.8 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements. At the time an Option is exercised by the Option Holder, the Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.


                                   SECTION 7
                              REQUIREMENTS OF LAW

         7.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

         7.2 Federal Securities Law Requirements. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         7.3 Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Colorado.

         IN WITNESS THEREOF, the Company and the Option Holders hereby agree to the provisions set forth herein, and have signed their names as of the dates set forth below.


                                       ANALYTICAL SURVEYS, INC.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------
                                       Date:
                                            ----------------------------------


                                       OPTION HOLDERS:

                                       ---------------------------------------
                                                  Jeff Armstrong
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Scott Benger
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  David Coates
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Sidney Corder
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  John J. Dillon III
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  William M. Howell

                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Steve Jenkins
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Mark Klimiuk
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  David Lewis
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Jeffrey A. Meyerrose
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Robert J. Montgomery
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  William Nantell
                                       Date:
                                           -----------------------------------


                                       ---------------------------------------
                                                  Randal J. Sage
                                       Date:
                                           -----------------------------------

                               AMENDMENT TO AND
                                 SUPPLEMENT OF
                           ANALYTICAL SURVEYS, INC.
                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN


                                   SECTION 8
                                 INTRODUCTION

         Analytical Surveys, Inc., a Colorado corporation, hereby amends and supplements the Analytical Surveys, Inc. 1997 Stock Option Plan (the "Plan") by adding to it the provisions set forth below, which provisions will apply to the granting of options other than the options granted to certain employees as of July 2, 1997. This portion of the Plan is for the benefit of certain selected officers, employees, directors, consultants and advisors of Analytical Surveys, Inc. (the "Company") and any Affiliated Corporations, and is intended as an inducement to designated persons responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company and to remain affiliated with the Company. This portion of the Plan is intended to have no effect on the options granted on July 2, 1997, and the terms of this portion of the Plan will govern the grant of all options under this Plan after July 2, 1997.


                                   SECTION 9
                                  DEFINITIONS

         9.1 Definitions. The following terms shall have the meanings set forth below:

               (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited to, a partnership or a limited liability company) which is affiliated with Analytical Surveys, Inc. through stock ownership or otherwise so as to be treated as a common employer under the provisions of Code Sections 414(b) and (c).

               (b) "Board" means the Board of Directors of Analytical Surveys, Inc.

               (c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

               (d) "Compensation Committee" means one or more of the committees described below. Members of the Compensation Committee shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

                    (i) Generally: If paragraphs (ii) and (iii) below are not applicable, the "Compensation Committee" shall consist of one or more members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed.

                    (ii) For Reporting Persons: With respect to the grant or administration of any Options granted under the Plan to Eligible Employees who are subject to the reporting requirements under Section 16(a) of the 1934 Act, unless the Board determines otherwise, the Compensation Committee shall be constituted so as to comply with Rule 16b-3 promulgated under the 1934 Act and shall consist of (A) two non-employee directors (as defined in Rule 16b-3) or
(B) the entire Board ("16b-3 Committee"); provided that if a 16b-3 Committee is
                                          -------------
not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

                    (iii) For Compliance with Code Section 162(m): With respect to the grant or administration of any Options granted under the Plan to an Eligible Employee subject to Code Section 162(m) and for which the Board determines, in its discretion, that compliance with Code Section 162(m) is necessary or desirable, the Compensation Committee shall be constituted so as to comply with Code Section 162(m) and the Treasury Regulations thereunder and shall consist of two or more outside directors and no other person; provided
                                                                    --------
that if a 162(m) Committee is not required for such grant or grants to meet the
- ----
conditions of Code Section 162(m), then this sentence shall not be applicable.

               (e) "Disability" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education, or experience.

               (f) "Effective Date" means the effective date of the Plan, which will be _______, 1998.

               (g) "Eligible Employee" means full-time key employees (including, without limitation, officers and directors who also are employees) of the Company or any Affiliated Corporation, consultants performing services for the Company or any Affiliated Corporation, and Outside Directors of the Company or any Affiliated Corporation, whose judgment, initiative and efforts are, or are expected to be, important to the successful conduct of the Company's business.

               (h) "Fair Market Value" means the officially quoted closing price of the Stock on the New York Stock Exchange or any other national exchange (a "National Exchange") on a particular date. If there are no Stock transactions on such date, the value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on a National Exchange, then Fair Market Value means the officially quoted closing price of the Stock on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System on a particular date. If there are no Stock transactions on such date, the Fair

Market Value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on NASDAQ, then Fair Market Value means the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers.

               (i)  "ISO" means an incentive stock option issued under Code
Section 422.

               (j) "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (k) "NSO" means a non-statutory (or nonqualified) option that is not intended to qualify as an incentive stock option under Code Section 422.

               (l) "Option" means a right to purchase Stock at a stated price for a specified period of time.

               (m) "Option Holder" means an Eligible Employee who has been designated by the Compensation Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

               (n) "Option Price" means the price at which Shares of Stock subject to an Option may be purchased, determined in accordance with Section 5.2(b).

               (o)  "Optioned Shares" means the Shares subject to an Option.

               (p) "Outside Director" means those members of the Board of Directors and members of the board of directors of any Affiliated Corporation who are not officers or employees of the Company or any Affiliated Corporation.

               (q) "Plan Year" means the 12-month period from October 1 to September 30 each year, except that the first Plan Year will commence on the Effective Date and will end on the next following September 30.

               (r) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.

               (s)  "Share" or "Shares" means a share or shares of Stock.

               (t)  "Stock" means the common stock of the Company.

         9.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                  SECTION 10
                              PLAN ADMINISTRATION

         10.1 Compensation Committee; Powers. The Plan shall be administered by the Compensation Committee. In accordance with the provisions of the Plan, the Compensation Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Employees to whom Options will be granted, the type (i.e., ISO or
                                                                  ----
NSO) and amount of each Option, and any other terms and conditions of each Option as the Compensation Committee may deem necessary or desirable and consistent with the terms of the Plan. The Compensation Committee shall have full power and authority to determine the form or forms of the agreements with Option Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Compensation Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option. The Board may reserve to itself any of the authority granted to a committee or committees as set forth herein, and it may perform and discharge all of the functions and responsibilities of any such committee at any time that a duly constituted committee is not appointed and serving.

         10.2 Actions of Compensation Committee. The Compensation Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Compensation Committee shall be liable for any action, interpretation or determination made in good faith (including determinations of Fair Market Value), and all members of the Compensation Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, interpretation or determination. All actions taken and all interpretations and determinations made by the Compensation Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on Option Holders, the Company and all other persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                                  SECTION 11
                          STOCK RESERVED FOR THE PLAN

         11.1 Number of Shares. Subject to the provisions of Section 4.3 below, the number of shares which are authorized for issuance under the Plan is 500,000, any or all of which may be issued as Incentive Stock Options. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company. The Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

         11.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 5.2(f) or Section 10 automatically shall again become available for use under the Plan.

         11.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification, recapitalization, reverse stock split, or other change in corporate structure affecting the Stock, then in relation to the Stock that is affected by such events, such that an adjustment (whether such adjustment is an increase or a decrease) is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Compensation Committee shall, in its sole discretion and in such manner as the Compensation Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to Options under the Plan, (ii) the number and kind of Shares subject to outstanding Options, and (iii) the purchase or Option Price with respect to any of the foregoing.

         11.4 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company, in its discretion, may, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                   SECTION 12
                                  STOCK OPTIONS

         12.1     Grant of Options.

                  (a) Generally. An Eligible Employee may be granted one or more Options. The Compensation Committee, in its sole discretion, shall designate whether an Option is to be considered an ISO or an NSO. The Compensation Committee may grant both an ISO and an NSO to the same Eligible Employee at the same time or at different times. ISOs and NSOs, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

                  (b) Grants to Outside Directors. With respect to Outside Directors who are Eligible Employees, unless otherwise determined by the Committee, each such Outside Director shall be granted NSOs representing 9,000 Shares for each Plan Year for the term of the Plan.

         12.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Compensation Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Compensation Committee as contemplated herein.

                  (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Compensation Committee.

                  (b) Price. The price at which each Optioned Share may be purchased shall be determined by the Compensation Committee and set forth in the stock option agreement. An Option which is an NSO may be granted at any price equal to or less than Fair Market Value, in the sole discretion of the Compensation Committee. An Option which is an ISO shall be granted at Fair Market Value; provided, however, that an ISO which is granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the ISO on the date the Option is granted.

                  (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that an ISO which is granted to an

Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date the Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during the first six months following the grant of such Option, except that this limitation shall not apply in the event of the Option Holder's death or disability during such six-month period.

                  (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Compensation Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment (or services) or the death of the Option
Holder:

                      (i) Death or Disability: If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed (or, in the case of a consultant or advisor, while the Option Holder is performing services), or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability.

                      (ii) Termination for Cause: If the employment of the Option Holder is terminated within the Option Period for Cause, as determined under any written employment agreement between the Option Holder and the Company, the Option (whether or not vested and whether or not then exercisable) thereafter shall be void for all purposes.

                      (iii) Other Termination: If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation and which, in the case of a consultant or advisor or an Outside Director, means that the Option Holder is no longer performing services for the Company or an Affiliated Corporation) within the Option Period for any reason other than Cause, Disability or the Option Holder's death the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

                  (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order (QDRO), and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. With the consent of the Compensation Committee, a transfer of an NSO (whether or not vested) by the Option Holder to a family trust or a family partnership, corporation, limited liability company, or similar family entity, as part of the Option Holder's estate planning will not be treated as a transfer under this Section. Any NSO so transferred will remain subject to the restrictions in this Plan.

                  (f) Exercise, Payments, Etc.

                      (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Compensation Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below and permitted under the appropriate stock option agreement. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

                      (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Compensation Committee and may consist of any one or more of the following methods:

                             (A)  in cash;

                             (B)  by cashier's check, certified check, or
any other similar instrument acceptable to the Company and payable to the order of the Company;

                             (C)  authorization from the Company to retain
from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the Option Price for the total number of Shares as to which the Option is exercised;

                             (D)  delivery of a properly executed exercise
notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the Option Price;

                             (E)  by delivery to the Company of certificates
representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the

Compensation Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the Certificates for the Stock used as payment of the Option Price.

                  (g) Date of Grant. An Option shall be considered as having been granted on the date specified as the effective date of the grant in the grant resolution of the Board or Compensation Committee.

         12.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                   SECTION 13
                                CHANGE IN CONTROL

         13.1 Change in Control. In the event of a change in control of the Company, as defined in Section 6.2, at the discretion of the Compensation Committee and only as expressly provided in the applicable stock option agreement, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause (a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2. In addition, the Compensation Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 9, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer, merger, or other transaction price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, the Compensation Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an event described in Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Compensation Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

         13.2 Definition. A "change in control" shall be deemed to have occurred if any of the following occur:

                  (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, other than a principal shareholder or any "affiliate" or family member of such person ("family member" means a spouse, ancestor, sibling or descendant, any spouse of such person, and any trust for the primary benefit of any one or more of such persons), acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the 1934 Act), directly or indirectly, of securities of Employer representing 50% or more of any class of capital stock that is empowered to vote with respect to the election of directors of the Company ("Voting Securities"), except that the following will not constitute a Change in Control pursuant to this Section:

                      (i) any acquisition of beneficial ownership by the Company or a subsidiary of the Company; or

                      (ii) any acquisition of beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries.

                  (b) A reorganization, merger or consolidation of Company or a statutory exchange of outstanding Voting Securities of the Company where a change in beneficial ownership of Voting Securities of the Company occurs of a magnitude equal to that described in paragraph (a) (but specifically excluding a merger or consolidation with a subsidiary of the Company, or the creation of a holding company structure where no material change in beneficial ownership occurs, or any such transaction where only the state of incorporation of the Company changes).

                  (c) A complete liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (in one or a series of transactions), in either case if approval of the stockholders of the Company is required for such a transaction.

A Change in Control will not be deemed to occur if (x) the acquisition of beneficial ownership of the 50% or greater interest referred to in paragraph (a) is by any Option Holder or by a group, acting in concert, that includes any Option Holder or (y) if a majority of the then combined voting power of the then outstanding Voting Securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company will, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in paragraph (b) or (c), be beneficially owned, directly or indirectly, by any Option Holder or by a group, acting in concert, that includes any Option Holder.

         13.3 Golden Parachute Payments. If the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the denial of any deduction under Section 280G or imposition of any excise tax under Code Section 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the application of such Code Sections; provided, however, that the Compensation Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Section 4999.


                                   SECTION 14
                     RIGHTS OF EMPLOYEES AND OPTION HOLDERS

         14.1 Employment. Nothing contained in the Plan or in any Option shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by the Company (or, in the case of an Outside Director, advisor or consultant, to the continuation of the performance of services for the Company), or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or services or to increase or decrease the compensation of such Eligible Employee from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or a termination of services shall be determined by the Compensation Committee at the time.

         14.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except pursuant to a qualified domestic relations order. In the event of an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Compensation Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Compensation Committee with evidence satisfactory to the Compensation Committee of such status.


                                   SECTION 15
                            MISCELLANEOUS PROVISIONS

         15.1 Investment Representations. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

         15.2 Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Compensation Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         15.3 Other Employee Benefits: The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

         15.4 Nonexclusivity of Plan: The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         15.5 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

         15.6 Federal Securities Law Requirements. With respect to Eligible Employees subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Compensation Committee results in a failure of such transaction to so comply, it shall be deemed null and void with respect to such Eligible Employee(s), to the extent permitted by law and deemed advisable by the Compensation Committee.

         15.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   SECTION 16
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

         No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan without the consent of the Option Holder holding such Options.


                                   SECTION 17
                                   WITHHOLDING

         17.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

         17.2 Satisfaction of Withholding Obligations. Upon timely exercise of the Option, the Company in its sole discretion may (a) withhold the issuance of the Stock until the Option Holder provides the Company with cash equal to the amount of federal, state and local income taxes and related taxes, if any, which the Company is required to withhold and pay in connection with the exercise of the Option (the "Withholding Obligation"), (b) withhold an amount in cash equal to the Withholding Obligation with respect to the issuance of the shares to Option Holder from future compensation of the Option Holder; provided that if Option Holder's employment or services terminate under Section 5, any portion of the Withholding Obligation remaining in connection with the grant of this Option shall be payable and paid by the Option Holder to the Company in cash no later than the date of termination, or (c) permit the Option Holder to satisfy the Withholding Obligation, or any part thereof, by transferring Stock to the Company, or by having Stock withheld from the Stock otherwise issuable upon exercise of this Option, with a Fair Market Value on the date that the amount of tax is to be withheld equal to the Withholding Obligation.


                                   SECTION 18
                              DURATION OF THE PLAN

         The Plan shall terminate at such time as may be determined by the Board, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the

Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.


                                     -14-